Evolus Expands Strategic Partnership with Symatese to Commercialize Estyme® in Canada, Australia, and New Zealand

Establishes a complementary injectable hyaluronic acid (HA) gel portfolio alongside Jeuveau® and Nuceiva® across all Evolus commercial markets

Further leverages Evolus’ international commercial infrastructure to support long-term profitable growth

NEWPORT BEACH, Calif., August 4, 2026 – Evolus, Inc. (NASDAQ: EOLS), a global performance beauty company with a focus on building an aesthetic portfolio of consumer brands, today announced it has expanded its partnership with Symatese through an amendment to the companies’ existing licensing and distribution agreement, providing Evolus with the exclusive rights to commercialize the Estyme® (pronounced “esteem”) collection of injectable hyaluronic acid (HA) gels in Canada, Australia, and New Zealand.

With this agreement and expected commercialization in 2028, Evolus will hold exclusive rights to commercialize its injectable HA gel portfolio in every market where it currently markets Jeuveau® and Nuceiva®, establishing a consistent multi-product commercial platform across its global business.

The agreement further expands Evolus’ long-standing partnership with Symatese and strengthens the company’s international injectable HA gel portfolio by extending Estyme®, currently marketed in the United States under the brand name Evolysse®, into three additional attractive aesthetic markets. Upon regulatory approval, Evolus expects to commercialize the full Estyme® collection across Canada, Australia, and New Zealand, complementing its existing Nuceiva® neurotoxin franchise. Together, the neurotoxin and dermal filler markets across Canada, Australia, and New Zealand represent a total addressable market of approximately $500 million annually, with approximately 60% attributable to neurotoxins and 40% to dermal fillers.

“The addition of Canada, Australia and New Zealand is the final step that allows Evolus to offer the portfolio of Nuceiva® and Estyme® in every international market where we compete,” said David Moatazedi, President and Chief Executive Officer of Evolus. “From the beginning, our vision has been to provide customers with a complementary portfolio of best-in-class injectable products that can address the range of aesthetic patient needs. This alignment of our portfolio ensures we can deliver a consistent Evolus experience, strengthens our competitive position, and allows us to maximize the long-term value of the commercial platform we have built.”

Neurotoxins and HA dermal fillers are the two largest categories in injectable aesthetics and are increasingly used together as part of comprehensive facial treatment plans. The Estyme® collection features injectable HA gels utilizing Symatese’s innovative Cold-X® technology that is designed to preserve the natural structure of the HA molecule, providing long-lasting, natural-looking results. By expanding Estyme® into Canada, Australia, and New Zealand, Evolus expects to enhance its value proposition by providing customers with complementary injectable products through an established commercial organization, creating greater scale across its international business.

Under the terms of the agreement, Symatese will remain responsible for product development, manufacturing, clinical support, and regulatory activities required to obtain and maintain marketing approvals within the licensed territories. Evolus will make an upfront payment to Symatese along with additional payments tied to the achievement of specified regulatory approval milestones. Evolus will also purchase product from Symatese at an agreed transfer price and pay a mid-single digit royalty based on net sales. The agreement is expected to be accretive to Evolus’ international gross margins while leveraging the company’s existing commercial organization, digital platform, and distribution infrastructure across these markets. Commercialization of Estyme® in Canada, Australia, and New Zealand is expected in 2028, subject to applicable regulatory approvals and review processes.

About Evolus, Inc.

Evolus (NASDAQ: EOLS) is a global performance beauty company redefining the aesthetic injectable market for the next generation of beauty consumers through its unique, customer-centric business model and innovative digital platform. Our mission is to become a global leader in aesthetics by building a differentiated portfolio of injectable brands that address the evolving needs of practitioners and patients. Our portfolio includes Jeuveau® (prabotulinumtoxinA-xvfs), the first and only neurotoxin dedicated exclusively to aesthetics, Evolysse®, a collection of unique injectable hyaluronic acid (HA) gels, and Profhilo®, the market-leading injectable for skin quality in Europe, which Evolus has exclusively licensed for development and commercialization in the United States. Visit us at www.evolus.com, and follow us on LinkedIn, X, Instagram or Facebook.

Forward-Looking Statements

This press release contains forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements about future or anticipated events, our business, financial condition, results of operations and prospects, our industry and the regulatory environment in which we operate. Any statements contained herein that are not statements of historical or current facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, or other comparable terms intended to identify statements about the future. The company’s forward-looking statements include, but are not limited to, statements related to the anticipated benefits of the licensing and distribution agreement with Symatese; the planned development, regulatory approval and commercialization of the Estyme® collection in Canada, Australia, and New Zealand; the size of the injectable HA market in Canada, Australia, and New Zealand, and the expected impact on the company's financial results and profitability.

The forward-looking statements included herein are based on our current expectations, assumptions, estimates and projections, which we believe to be reasonable, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties, all of which are difficult or impossible to predict accurately and many of which are beyond our control, include, but are not limited to uncertainties associated with our ability to comply with the terms and conditions in the Medytox Settlement Agreements, our ability to fund our future operations or obtain financing to fund our operations, our reliance on consumer discretionary spending, unfavorable global economic conditions including trade disputes, tariffs and regulatory actions on imports,  uncertainties related to customer and consumer adoption of Jeuveau® and Estyme®/Evolysse®, the efficiency and operability of our digital platform, competition and market dynamics, our ability to successfully launch and commercialize our products in new markets, including the Evolysse® Hyaluronic Acid (HA) gels in the U.S. and Estyme® HA gels outside the U.S., our ability to maintain regulatory approvals of Jeuveau® and Evolysse® or obtain regulatory approvals for new product candidates or indications, our reliance on Symatese to achieve and/or maintain regulatory approval for the Evolysse® HA gel products in the U.S., and other risks described in our filings with the Securities and Exchange Commission, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 filed with the Securities and Exchange Commission on or about May 4, 2026. These filings can be accessed online at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events. If we do update or revise one or more of these statements, investors and others should not conclude that we will make additional updates or corrections.

Jeuveau®, Nuceiva®, and Evolysse® are registered trademarks of Evolus, Inc.
Estyme® and Cold-X® are registered trademarks of Symatese Aesthetics S.A.S.
Profhilo® is a registered trademark of IBSA Institut Biochimique SA.

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Investors:
Nareg Sagherian, Vice President, Head of Global Investor Relations and Corporate Communications
Phone: (248) 202-9267
Email: ir@evolus.com

Media:
Email: media@evolus.com